Financial Instruments	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments	Financial Instruments
A. Financial Assets and Liabilities — Classification and Measurement
Financial assets and financial liabilities are measured on an ongoing basis at cost, fair value or amortized cost.

Carrying value as at Dec. 31, 2025	Derivatives used for hedging	Derivatives held for trading (FVTPL)	Amortized cost	Other financial assets and liabilities (FVTPL)	Other financial assets (FVOCI)	Total
Financial assets
Cash and cash equivalents(1)	—	—	205	—	—	205
Restricted cash	—	—	78	—	—	78
Trade and other receivables(2)	—	—	630	—	—	630
Long-term financial assets	—	—	—	140	—	140
Long-term portion of finance lease receivables	—	—	277	—	—	277
Long-term portion of loan receivable(3)	—	—	30	—	—	30
Other investments(4)	—	—	—	25	1	26
Risk management assets
Current	—	162	—	—	—	162
Long-term	—	32	—	—	—	32
Financial liabilities
Accounts payable, accrued liabilities and other current liabilities(5)	—	—	574	—	—	574
Dividends payable	—	—	52	—	—	52
Risk management liabilities
Current	—	156	—	—	—	156
Long-term	—	519	—	—	—	519
Credit facilities, long-term debt and lease liabilities(6)	—	—	3,593	—	—	3,593
Exchangeable securities	—	—	750	—	—	750
(1)Includes cash equivalents of nil.
(2)Excludes income taxes receivable.
(3)Included in other assets. Refer to Note 23.
(4)Excludes EMG International, LLC and Tent Mountain. Refer to Note 9.
(5)Excludes the current portion of contract liabilities, current income taxes payable, liabilities held for sale and contingent consideration payable.
(6)Includes current portion.

Carrying value as at Dec. 31, 2024	Derivatives used for hedging	Derivatives held for trading (FVTPL)	Amortized cost	Other financial assets (FVTPL)	Other financial assets (FVTOCI)	Total
Financial assets
Cash and cash equivalents(1)	—	—	337	—	—	337
Restricted cash	—	—	69	—	—	69
Trade and other receivables(2)	—	—	725	—	—	725
Long-term portion of finance lease receivables	—	—	305	—	—	305
Long-term portion of loan receivable(3)	—	—	24	—	—	24
Other investments(4)	—	—	—	22	1	23
Risk management assets
Current	45	273	—	—	—	318
Long-term	—	93	—	—	—	93
Financial liabilities
Bank overdraft	—	—	1	—	—	1
Accounts payable, accrued liabilities and other current liabilities(5)	—	—	720	—	—	720
Contingent consideration	—	—	—	81	—	81
Dividends payable	—	—	49	—	—	49
Risk management liabilities
Current	—	277	—	—	—	277
Long-term	—	305	—	—	—	305
Credit facilities, long-term debt and lease liabilities(6)	—	—	3,808	—	—	3,808
Exchangeable securities	—	—	750	—	—	750
(1)Includes cash equivalents of nil.
(2)Excludes income taxes receivable.
(3)Included in other assets. Refer to Note 23.
(4)Excludes EMG International, LLC and Tent Mountain. Refer to Note 9.
(5)Excludes the current portion of contract liabilities, current income taxes payable and liabilities held for sale.
(6)Includes current portion.
B. Fair Value of Financial Instruments
The fair value of a financial instrument is the price that would be received when selling the asset or paid to transfer the associated liability in an orderly transaction between market participants at the measurement date. Fair values can be determined by observing quoted prices for the instrument in active markets to which the Company has access. In the absence of an active market, the Company determines fair values based on valuation models or by reference to other similar products in active markets. Fair values determined using valuation models require the use of assumptions. In determining those assumptions, the Company looks primarily to external readily observable market inputs. However, if these are not available, the Company uses inputs that are not based on observable market data.
I. Level I, II and III Fair Value Measurements
The Level I, II and III classifications in the fair value hierarchy used by the Company are defined below. The fair value measurement of a financial instrument is included in only one of the three levels, the determination of which is based on the lowest level input that is significant to the derivation of the fair value. The Level III classification is the lowest level classification in the fair value hierarchy.
a. Level I
Level I fair values are determined using inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. In determining Level I fair values, the Company uses quoted prices for identically traded commodities obtained from active exchanges such as the New York Mercantile Exchange.
b. Level II
Level II fair values are determined, directly or indirectly, using inputs that are observable for the asset or liability.
Fair values falling within the Level II category are determined through the use of quoted prices in active markets, which in some cases are adjusted for factors specific to the asset or liability, such as basis, credit valuation and location differentials.
The Company’s commodity risk management Level II financial instruments include over-the-counter derivatives with values based on observable commodity futures curves and derivatives with inputs validated by broker quotes or other publicly available market data providers. Level II fair values are also determined using valuation techniques, such as option pricing models and interpolation formulas, where the inputs are readily observable.
In determining Level II fair values of other risk management assets and liabilities, the Company uses observable inputs other than unadjusted quoted prices that are observable for the asset or liability, such as interest rate yield curves and currency rates. For certain financial instruments where there is insufficient trading volume or a lack of recent trades, the Company relies on similar interest or currency rate inputs and other third-party information such as credit spreads.
c. Level III
Level III fair values are determined using inputs for the assets or liabilities that are not readily observable.
The Company may enter into commodity transactions for which market-observable data is not available. In these cases, Level III fair values are determined using valuation techniques such as mark-to-forecast and mark-to-model. For mark-to-model valuations, derivative pricing models, regression-based models and scenario analysis simulation models may be employed.
The model inputs may be based on historical data such as unit availability, transmission congestion, demand profiles for individual non-standard deals and structured products and/or volatility and correlations between products derived from historical price relationships. For assets and liabilities that are recognized at fair value on a recurring basis, the Company determines whether transfers have occurred between levels in the hierarchy by re-assessing categorization (based on the lowest level input that is significant to the fair value measurement as a whole) at the end of each reporting period.
Other than the long-term financial assets discussed in Section IV below, there were no changes in the Company's valuation processes, valuation techniques and types of inputs used in the fair value measurements during the period.
The Company also has various commodity contracts with terms that extend beyond a liquid trading period. As forward market prices are not available for the full period of these contracts, the value of these contracts is derived by reference to a forecast that is based on a combination of external and internal fundamental modelling, including discounting. As a result, these contracts are classified in Level III.
II. Commodity Risk Management Assets and Liabilities
Commodity risk management assets and liabilities include risk management assets and liabilities that are used in the energy marketing and generation segments in relation to trading activities and certain contracting activities. To the extent applicable, changes in net risk management assets and liabilities for non-hedge positions are reflected within earnings of these businesses.
Commodity risk management assets and liabilities classified by fair value levels as at Dec. 31, 2025, are as follows: Level I – $10 million net liability (Dec. 31, 2024 – $12 million net liability), Level II – $33 million net liability (Dec. 31, 2024 – $2 million net liability) and Level III – $447 million net liability (Dec. 31, 2024 – $153 million net liability).
Significant changes in commodity net risk management assets (liabilities) during the year ended Dec. 31, 2025, are primarily attributable to volatility in market prices across multiple markets on both existing contracts and new contracts and contract settlements.
The following table summarizes the key factors impacting the fair value of the Level III commodity risk management assets and liabilities by classification during the years ended Dec. 31, 2025 and 2024, respectively:

	Year ended Dec. 31, 2025			Year ended Dec. 31, 2024
	Hedge	Non-hedge	Total	Hedge	Non-hedge	Total
Opening balance	—	(153)	(153)	—	(147)	(147)
Changes attributable to:
New contracts added	—	—	—	—	3	3
Market price changes on existing contracts	—	(261)	(261)	—	(49)	(49)
Market price changes on new contracts	—	17	17	—	27	27
Contracts settled	—	(48)	(48)	—	23	23
Change in foreign exchange rates	—	(2)	(2)	—	(10)	(10)
Net risk management liabilities at end of year	—	(447)	(447)	—	(153)	(153)
Additional Level III information:
Total losses included in (loss) earnings before income taxes	—	(246)	(246)	—	(32)	(32)
Unrealized losses included in (loss) earnings before income taxes relating to net assets (liabilities) held at year end	—	(294)	(294)	—	(9)	(9)
The Company's Commodity Exposure Management Policy governs both the commodity transactions undertaken in its proprietary trading business and those undertaken to manage commodity price exposures in its generation business. This policy defines and specifies the controls and management responsibilities associated with commodity trading activities, as well as the nature and frequency of required reporting of such activities.
The Company's risk management department determines methodologies and procedures regarding commodity risk management Level III fair value measurements. Level III fair values are primarily calculated within the Company’s energy trading risk management processes. These calculations are based on underlying contractual data as well as observable and non-observable inputs. Development of non-observable inputs requires the use of judgment. To ensure reasonability, the Level III fair value measurements are reviewed and validated by the risk management and finance departments. Review occurs formally on a quarterly basis or more frequently if daily review and monitoring procedures identify unexpected changes to fair value or changes to key parameters.
As at Dec. 31, 2025, the total Level III risk management asset balance was $65 million (Dec. 31, 2024 – $110 million) and the Level III risk management liability balance was $512 million (Dec. 31, 2024 – $263 million). The net risk management liabilities increased mainly due to volatility in market prices across multiple markets on existing contracts and contract settlements.
The information on risk management contracts or groups of risk management contracts that are included in Level III measurements and the related unobservable inputs and sensitivities are outlined in the following table.
These include the effects on fair value of discounting, liquidity and credit value adjustments. Sensitivity ranges for the base fair values are determined using reasonably possible alternative assumptions for the key unobservable inputs, which may include forward commodity prices, volatility in commodity prices and correlations, delivery volumes, escalation rates and cost of supply.
Included in the Level III classification are several long-term wind energy sales agreements, including contracts for differences and virtual power purchase agreements, that are recognized as derivatives for accounting purposes. The sensitivity reflects the potential impacts on the fair value of these long-term wind agreements. These long-term wind energy sales are backed by physical assets to effectively reduce our market risk.

As at	Dec. 31, 2025
Description	Valuation technique	Unobservable input	Reasonably possible change	Potential change in fair value(1)
Long-term wind energy sale — Eastern U.S.	Long-term price forecast	Illiquid future power prices (per MWh)	Price decrease of US$6 or increase of US$6
		Illiquid future REC(2) prices (per unit)	Price decrease of US$4 or increase of US$17	+26	-43
		Wind discounts	0% decrease or 5% increase
Long-term wind energy sale — Canada	Long-term price forecast	Illiquid future power prices (per MWh)	Price decrease of $21 or increase of $10	+55	-22
		Wind discounts	5% decrease or 5% increase
Long-term wind energy sale — Central U.S.	Long-term price forecast	Illiquid future power prices (per MWh)	Price decrease of US$7 or increase of US$3	+47	-52
		Wind discounts	2% decrease or 6% increase
(1)Potential change in fair value represents the total increase or decrease in recognized fair value that could arise from the use of the reasonably possible changes of all unobservable inputs.
(2)Renewable energy credits

As at	Dec. 31, 2024
Description	Valuation technique	Unobservable input	Reasonably possible change	Potential change in fair value(1)
Long-term wind energy sale — Eastern U.S.	Long-term price forecast	Illiquid future power prices (per MWh)	Price decrease or increase of US$6
		Illiquid future REC(2) prices (per unit)	Price decrease of US$12 or increase of US$8	+42	-30
		Wind discounts	0% decrease or 6% increase
Long-term wind energy sale — Canada	Long-term price forecast	Illiquid future power prices (per MWh)	Price decrease of $57 or increase of $10	+53	-17
		Wind discounts	15% decrease or 5% increase
Long-term wind energy sale — Central U.S.	Long-term price forecast	Illiquid future power prices (per MWh)	Price decrease of US$4 or increase of US$3	+84	-77
		Wind discounts	2% decrease or 2% increase
(1)Potential change in fair value represents the total increase or decrease in recognized fair value that would arise from the use of the reasonably possible changes of all unobservable inputs.
(2)Renewable energy credits
a. Long-Term Wind Energy Sale – Eastern U.S.
The Company is party to a long-term contract for differences (CFD) for the offtake of 100 per cent of the generation from its 90 MW Big Level wind facility. The CFD, together with the sale of electricity generated into the PJM Interconnection at the prevailing real-time energy market price, achieve the fixed contract price per MWh on proxy generation. Under the CFD, if the market price is lower than the fixed contract price, the customer pays the Company the difference and if the market price is higher than the fixed contract price, the Company refunds the difference to the customer. The customer is also entitled to the physical delivery of environmental attributes. The contract expires in December 2034. The contract is accounted for as a derivative with changes in fair value presented in revenue.
The key unobservable inputs used in the valuation of the contract are expected proxy generation volumes and non-liquid forward prices for power, renewable energy credits and wind discounts.
b. Long-Term Wind Energy Sale – Canada
The Company is party to two Virtual Power Purchase Agreements (VPPAs) for the offtake of 100 per cent of the generation from its 130 MW Garden Plain wind facility. The VPPAs, together with the sale of electricity generated into the Alberta power market at the pool price, achieve the fixed contract prices per MWh. Under the VPPAs, if the pool price is lower than the fixed contract price, the customer pays the Company the difference and if the pool price is higher than the fixed contract price, the Company refunds the difference to the customer. Customers are also entitled to the physical delivery of environmental attributes. Both VPPAs commenced on commercial operation of the facility in August 2023 and extend for a weighted average period of approximately 17 years.
The energy components of these contracts are accounted for as derivatives, with changes in fair value presented in revenue.
The key unobservable inputs used in the valuations of the contracts are the non-liquid forward prices for power and monthly wind discounts.
c. Long-Term Wind Energy Sale – Central U.S.
The Company is party to two long-term VPPAs for the offtake of 100 per cent of the generation from its 302 MW White Rock East and White Rock West wind power facilities. The VPPAs, together with the sale of electricity generated into the U.S. Southwest Power Pool (SPP) market at the relevant price nodes, achieves the fixed contract prices per MWh. Under the VPPAs, if the SPP pricing is lower than the fixed contract price the customer pays the Company the difference, and if the SPP pricing is higher than the fixed contract price, the Company refunds the difference to the customer. The customer is also entitled to the physical delivery of environmental attributes. The VPPAs commenced on commercial operation of the facilities in the first quarter of 2024.
The Company is also party to a VPPA for the offtake of 100 per cent of the generation from its 202 MW Horizon Hill wind power project. The VPPA, together with the sale of electricity generated into the SPP market at the relevant price node, achieve the fixed contract price per MWh. Under the VPPA, if the SPP pricing is lower than the fixed contract price, the customer pays the Company the difference and if the SPP pricing is higher than the fixed contract price, the Company refunds the difference to the customer. The customer is also entitled to the physical delivery of environmental attributes. The VPPA commenced on commercial operation of the facility in the second quarter of 2024.
The energy components of these contracts are accounted for as derivatives, with changes in fair value presented in revenue.
The key unobservable inputs used in the valuation of the contracts are the non-liquid forward prices for power and wind discounts.
III. Other Risk Management Assets and Liabilities
Other risk management assets and liabilities primarily include risk management assets and liabilities that are used to manage exposures on non-energy marketing transactions such as interest rates, the net investment in foreign operations and other foreign currency risks. Hedge accounting is not always applied.
Other risk management assets and liabilities with a total net asset fair value of $9 million as at Dec. 31, 2025 (Dec. 31, 2024 – $4 million net liability) are classified as Level II fair value measurements. The changes in other net risk management assets and liabilities during the year ended Dec. 31, 2025, are attributable to contracts settled during 2025.
IV. Other Financial Assets and Liabilities
The fair value of financial assets and liabilities measured at other than fair value is as follows:

	Fair value(2)				Total carrying value(2)
	Level I	Level II	Level III	Total
Long-term debt — Dec. 31, 2025	—	3,255	—	3,255	3,447
Exchangeable securities — Dec. 31, 2025	—	752	—	752	750
Long-term financial asset — Dec. 31, 2025	—	—	140	140	140
Loan receivable — Dec. 31, 2025(1)	—	31	—	31	31
Long-term debt — Dec. 31, 2024	—	3,447	—	3,447	3,657
Exchangeable securities — Dec. 31, 2024	—	739	—	739	750
Loan receivable — Dec. 31, 2024(1)	—	25	—	25	25
(1)Included within Other assets.
(2)Includes current and non-current portions.
The fair values of the Company’s debentures, senior notes and exchangeable securities are determined using prices observed in secondary markets. Non-recourse and other long-term debt fair values are determined by calculating an implied price based on a current assessment of the yield to maturity.
The carrying amount of other short-term financial assets and liabilities (cash and cash equivalents, restricted cash, trade accounts receivable, collateral provided, bank overdraft, accounts payable and accrued liabilities, collateral held and dividends payable) approximates fair value due to the liquid nature of the asset or liability. The fair values of the finance lease receivables approximate the carrying amounts as the amounts receivable represent cash flows from repayments of principal and interest.
Long-term Financial Asset
During the year ended Dec. 31, 2025, the Company made available a US$75 million term loan, which is convertible to equity at any time, and a US$100 million revolving facility (collectively, the Nova facilities) to Nova Clean Energy, LLC (Nova), a developer of renewable energy projects.
The outstanding principal under the term loan and the revolving facility bear interest of seven per cent per annum with interest paid quarterly. The terms of the term loan and the revolving facility are six and five years, respectively, unless accelerated. The term loan is convertible to equity at any time at the option of the Company and any remaining unused term loan commitments at the time of conversion would be terminated. The term loan and revolving facility are subject to customary financing conditions and covenants that may restrict Nova's ability to access funds. This investment in Nova provides the Company with the exclusive right to purchase Nova's late-stage development projects in the western U.S. The Nova facilities are classified as financial assets measured at FVTPL. The fair value of the Nova facilities are categorized as Level III in the fair value hierarchy as their fair value is determined using a binomial model with multiple inputs such as volatility and equity value for which observable market data is not available. A reasonably possible change in inputs would not result in a material impact in the fair value of the Nova facilities.
The following table summarizes the key factors impacting the fair value of the Level III long-term financial assets by classification during the year ended Dec. 31, 2025:

Year ended Dec. 31, 2025	Total
Opening balance	—
Changes attributable to:
Draws	170
Repayments	(19)
Fair value changes	(5)
Change in foreign exchange rates	(6)
Transfers out of Level III	—
Balance, Dec. 31, 2025	140
Additional Level III information:
Losses recognized in other comprehensive loss	—
Total losses included in loss before income taxes	(11)
Unrealized losses included in earnings before income taxes	(11)
C. Inception Gains and Losses
The majority of derivatives traded by the Company are based on adjusted quoted prices on an active exchange or extend beyond the time period for which exchange-based quotes are available. The fair values of these derivatives are determined using inputs that are not readily observable. Refer to section B of this Note 14 above for a description of the fair value Level III valuation techniques used. In some instances, a difference may arise between the fair value of a financial instrument at initial recognition (the transaction price) and the amount calculated through a valuation model. This unrealized gain or loss at inception is recognized in net earnings (loss) only if the fair value of the instrument is evidenced by a quoted market price in an active market, observable current market transactions that are substantially the same, or a valuation technique that uses observable market inputs. Where these criteria are not met, the difference is deferred on the Consolidated Statements of Financial Position in risk management assets or liabilities and is recognized in net earnings (loss) over the term of the related contract. Effective Jan. 1, 2025, the difference is calibrated at initial recognition and no inception gains or losses are recognized.
The difference between the transaction price and the fair value determined using a valuation model, yet to be recognized in net (loss) earnings and a reconciliation of changes is as follows:

As at Dec. 31	2025	2024
Unamortized net gain at beginning of year	11	3
New inception gains (1)	—	31
Change in foreign exchange rates	1	(3)
Amortization recorded in net (loss) earnings during the year	(33)	(20)
Unamortized net (loss) gain at end of year	(21)	11
(1)During 2024, the Company entered into long-term fixed price power sale contracts with certain of its U.S. customers that resulted in new inception losses due to the difference between the fixed PPA price and future estimated market prices. There are other key factors, such as project economics and incentives, that influence the long-term power price for renewable projects outside of the power price curve, which is not liquid for the majority of the duration of the PPA.